Exhibit 10.3

AMENDMENT TO CREDIT AGREEMENT
THIS AMENDMENT TO CREDIT AGREEMENT, hereinafter referred to as this “Amendment”, dated as of March 3, 2020, is made and entered into by and among HINES GLOBAL REIT PROPERTIES LP, a Delaware limited partnership (“Borrower”), the guarantors (“Guarantors”) signatories hereto, the financial institutions (“Lenders”) which are now or may hereafter become signatories hereto, and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION (“JPMorgan”), as administrative agent for the Lenders (in such capacity, “Agent”).
W I T N E S S E T H:
WHEREAS, Borrower, Agent, Lenders and certain other persons have entered into an Amended and Restated Credit Agreement dated as of June 29, 2015 (as amended by Amendment to Credit Agreement dated as of March 4, 2019, the “Credit Agreement”); and
WHEREAS, Borrower has exercised its first extension option and requested that the Credit Agreement and the other Loan Documents be amended in certain other respects, and Agent and Lenders have approved such request;
NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, Borrower, Guarantors, Agent and Lenders do hereby agree as follows:
Section 1.Capitalized terms used herein that are defined in the Credit Agreement shall have the same meanings when used herein unless otherwise defined herein.

Section 2.Borrower requested that the aggregate Revolving Loan Commitments be decreased to $200,000,000.00 pursuant to Section 2.09(b) of the Credit Agreement, effective as of February 6, 2020. The aggregate Revolving Loan Commitments are $200,000,000.00.

Section 3.Borrower requested that the aggregate Foreign Currency Commitments and the Foreign Currency Sublimit be decreased to $100,000,000.00, as of February 6, 2020. The Credit Agreement is hereby amended to provide that, as of February 6, 2020, (a) the aggregate Dollar Equivalent of the Lenders’ Foreign Currency Commitments and the Foreign Currency Sublimit are each $100,000,000.00, and (b) the Foreign Currency Commitments shall not be adjusted ratably if the Revolving Loan Commitments are increased or decreased but shall never exceed the aggregate Revolving Loan Commitments.

Section 4.The Credit Agreement is hereby amended as follows:

(a)	Section 1.01 is hereby amended to add the following definitions and, if already defined, to amend the following definitions in their entirety:

“Affected Financial Institution” means (a) any EEA Financial Institution or
(b) any UK Financial Institution.
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Maturity Date” means September 4, 2020, as the same may be extended in accordance with Section 2.22.
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
(b)Section 9.16 is hereby amended in its entirety to read as follows:
SECTION 9.16 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
(b)    the effects of any Bail-In Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.
Section 5.Borrower represents and warrants that, except as qualified in this Section, (a) the representations and warranties contained in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date, and (b) all of the conditions for extension of the Maturity Date set forth in Section 2.22 of the Credit Agreement have been satisfied. The representations and warranties set forth in Article III of the Credit Agreement are qualified as follows: attached hereto as Exhibit A is an updated list of all Subsidiaries of the REIT to replace the existing Schedule 3.13. Borrower hereby certifies that no event has occurred and is continuing which constitutes an Event of Default under the Credit Agreement or which upon the giving of notice or the lapse of time or both would constitute such an Event of Default.

Section 6.Except as expressly amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect. The Credit Agreement, as hereby amended, and all rights and powers created thereby or thereunder and under the other Loan Documents are in all respects ratified and confirmed and remain in full force and effect.

Section 7.The term “Credit Agreement” as used in the Credit Agreement, the other Loan Documents or any other instrument, document or writing furnished to Agent or Lenders by Borrower shall mean the Credit Agreement as hereby amended.

Section 8.This Amendment (a) shall be binding upon Borrower, Guarantors, Agent and Lenders and their respective successors and assigns (provided, however, no party may assign its rights hereunder except in accordance with the Credit Agreement); (b) may be modified or amended only in accordance with the Credit Agreement; (c) shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America; (d) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement; and (e) embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. Borrower and Guarantors each hereby releases, discharges and acquits forever Agent, Lenders and their respective officers, directors, trustees, agents, employees and counsel (in each case, past, present and future) from any and all Claims existing as of the date of actual execution hereof by the applicable person or entity. As used herein, the term “Claim” shall mean any and all liabilities, claims, defenses, demands, actions, causes of action, judgments, deficiencies, interest, liens, costs or expenses (including but not limited to court costs, penalties, attorneys’ fees and disbursements, and amounts paid in settlement) of any kind and character whatsoever, arising directly or indirectly from the loan evidenced by the Credit Agreement, including but not limited to claims for usury, breach of contract, breach of commitment, negligent misrepresentation or failure to act in good faith, in each case whether now known or unknown, suspected or unsuspected, asserted or unasserted or primary or contingent, and whether arising out of written documents, unwritten undertakings, course of conduct, tort, violations of laws or regulations or otherwise.

Section 9.THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES BEFORE OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first set forth herein.
HINES GLOBAL REIT PROPERTIES LP
By:    Hines Global REIT, Inc.,
General Partner
By:    /s/ A. Gordon Findlay
Name:    A. Gordon Findlay
Title:    Chief Accounting Officer and Treasurer
GUARANTORS:
HINES GLOBAL REIT, INC.,
a Maryland corporation
By:    /s/ A. Gordon Findlay
Name:    A. Gordon Findlay
Title:    Chief Accounting Officer and Treasurer
HINES GLOBAL REIT 4875 TOWN CENTER LLC,
a Delaware limited liability company
By:    /s/ A. Gordon Findlay
Name:    A. Gordon Findlay
Title:    Manager
HINES GLOBAL REIT 2615 MED CENTER
PARKWAY LLC,
a Delaware limited liability company
By:    /s/ A. Gordon Findlay
Name:    A. Gordon Findlay
Title:    Manager

HINES GLOBAL REIT SAN ANTONIO RETAIL I LP,
a Delaware limited partnership
By:    Hines Global REIT San Antonio Retail I GP LLC,
a Delaware limited liability company,
Its: General Partner
By:    /s/ A. Gordon Findlay
Name:    A. Gordon Findlay
Title:    Manager
HINES GLOBAL REIT MARLBOROUGH
CAMPUS I LLC,
a Delaware limited liability company
By:    /s/ A. Gordon Findlay
Name:    A. Gordon Findlay
Title:    Manager
GALLERIA PARKING RAMP, LLC,
a Minnesota limited liability company
By:    Hines Global REIT Minnesota Retail I LLC,
a Delaware limited liability company,
Sole Member
By:    /s/ A. Gordon Findlay
Name:    A. Gordon Findlay
Title:    Manager

GALLERIA SHOPPING CENTER, LLC,
a Minnesota limited liability company
By:    Hines Global REIT Minnesota Retail I LLC,
a Delaware limited liability company,
Sole Member
By:    /s/ A. Gordon Findlay
Name:    A. Gordon Findlay
Title:    Manager
HINES GLOBAL REIT MINNESOTA RETAIL I LLC,
a Delaware limited liability company
By:    /s/ A. Gordon Findlay
Name:    A. Gordon Findlay
Title:    Manager

Signature page to Amendment Agreement with Hines Global REIT Properties LP
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent
By:    /s/ Elizabeth Johnson
Name:    Elizabeth Johnson
Title:    Executive Director

Signature page to Amendment Agreement with Hines Global REIT Properties LP
BANK OF AMERICA, N.A.
By:    /s/ Cody Canafax
Name:    Cody Canafax
Title:    Assistant Vice President

Signature page to Amendment Agreement with Hines Global REIT Properties LP
U.S. BANK NATIONAL ASSOCIATION
By:    /s/ Patrick Trowbridge
Name:    Patrick Trowbridge
Title:    Senior Vice President

Signature page to Amendment Agreement with Hines Global REIT Properties LP
BANK OF MONTREAL, CHICAGO BRANCH
By:    /s/ Patricia Henning
Name:    Patricia Henning
Title:    Vice President

Signature page to Amendment Agreement with Hines Global REIT Properties LP
REGIONS BANK
By:    /s/ Brian Busch
Name:    Brian Busch
Title:    Vice President

Signature page to Amendment Agreement with Hines Global REIT Properties LP
COMERICA BANK
By:    /s/ John Kamerman
Name:    John Kamerman
Title:    Vice President

Signature page to Amendment Agreement with Hines Global REIT Properties LP
ZIONS BANCORPORATION, N.A. d/b/a AMEGY BANK
By:    /s/ Mandy Negrete
Name:    Mandy Negrete
Title:    Vice President

Signature page to Amendment Agreement with Hines Global REIT Properties LP
MUFG UNION BANK, N.A.
By:    /s/ Dov Weinstein
Name:    Dov Weinstein
Title:    Director

Signature page to Amendment Agreement with Hines Global REIT Properties LP
CITIZENS BANK, NATIONAL ASSOCIATION
By:    /s/ Michael Browne
Name:    Michael Browne
Title:    Senior Vice President

Signature page to Amendment Agreement with Hines Global REIT Properties LP
EASTERN BANK
By:    /s/ Jared H. Ward
Name:    Jared H. Ward
Title:    Senior Vice President

Signature page to Amendment Agreement with Hines Global REIT Properties LP
WELLS FARGO BANK, NATIONAL ASSOCIATION,
By:    /s/ Ricky Nahal
Name:    Ricky Nahal
Title:    Vice President

Signature page to Amendment Agreement with Hines Global REIT Properties LP
TRUIST BANK, successor by merger to SUNTRUST BANK
By:    /s/ Joseph Pella
Name:    Joseph Pella
Title:    Senior Vice President

EXHIBIT A
Schedule 3.13

Name	Jurisdiction of Organization
Hines Global REIT Properties LP	Delaware
Hines-Laser UK Venture I S.Á.R.L. (Lux)	Luxembourg
Hines Global REIT Hock Plaza I LLC	Delaware
Hines Global REIT Southpark Center II GP LLC	Delaware
Hines Global REIT Southpark Center II LP	Delaware
Hines Global REIT 50 South Sixth LLC	Delaware
HGR International Investment Manager LLC	Delaware
Hines Global REIT Moscow Holdings I LLC	Delaware
Finmos Ltd.	Cyprus
Dolorous Ltd.	Cyprus
ZAO FM Logistic (SEVO)	Russia
Hines Global REIT Moscow Holdings II LLC	Delaware
Fibersoft Limited	Cyprus
Maxrange Limited	Cyprus
OOO Gogolevsky 11	Russia
Hines Global REIT 250 Royall LLC	Delaware
Hines Global REIT Marlborough Campus I LLC	Delaware
Hines Global REIT Marlborough Campus II LLC	Delaware
Hines Global REIT Marlborough Holdings LLC	Delaware
Hines Global REIT Services Holdings, Inc.	Delaware
Hines Global REIT 100/140 Fourth Ave Services, Inc.	Delaware
Hines Global REIT Marlborough Campus Services, Inc.	Delaware
Hines Global REIT Ashford Bridge Lender LLC	Delaware
Hines Global REIT Ashford Equity LLC	Delaware
Hines Global REIT Ashford Lender LLC	Delaware
Hines Global REIT One Waterwall Partner LLC	Delaware
Hines One Waterwall Holdings LP	Delaware
Hines One Waterwall GP LLC	Texas
Hines One Waterwall LP	Texas
Hines Global REIT Debt Fund Services, Inc.	Delaware
Hines Global REIT Debt Fund Holdings LLC	Delaware
Hines Global REIT Poland Finco LLC	Delaware
Hines Global REIT Poland Logistics Holdings I LLC	Delaware
HGR Poland Holdings GP LLC	Delaware
HGR Vienna Holdings LP	Delaware
HGR Trajan Holdings LP	Delaware
HGR Nero Holdings LP	Delaware
Piran Investments Sp. z o.o.	Poland
Piran Investments Sp. z o.o. Geneva SJ	Poland
Piran Investments Sp. z o.o. Titus SJ	Poland

Piran Investments Sp. z o.o. Trajan SJ	Poland
Piran Investments Sp. z o.o. Hadrian SJ	Poland
Eaglestone Sp. z o.o. Vienna SJ	Poland
Hines Global REIT Australia Holdco LLC	Delaware
Hines Global REIT Australia Holdings Trust	Australia
Hines Global REIT Brookes Trust	Australia
Hines Global REIT 550 Terry Francois LP	Delaware
Hines Global REIT 550 Terry Francois GP LLC	Delaware
Hines Global REIT Minnesota Retail I LLC	Delaware
Galleria Shopping Center LLC	Minnesota
Hines Global REIT Ann Trust	Australia
Ponce & Bird Miami Development LLC	Delaware
Hines Ponce & Bird Holdings LP	Delaware
Hines Global REIT Ponce & Bird Partner LLC	Delaware
Hines Global REIT Siemensstrase 7 LLC	Delaware
Hines Global REIT Victoria Trust	Australia
Galleria Parking Ramp LLC	Minnesota
GREIT European Holdings II LLC	Delaware
One Westferry Circus S.a.r.l	Luxembourg
Global REIT Westferry HoldCo S.a.r.l	Luxembourg
Hines Global REIT 1 Westferry Holdings LLC	Delaware
Eaglestone sp. z o. o.	Poland
Hines Global REIT Riverside Center LLC	Delaware
Hines Global REIT Riverside Services, Inc.	Delaware
Hines Global REIT Campus Playa Vista LP	Delaware
Hines Global REIT Campus Playa Vista GP LLC	Delaware
Hines Global REIT Playa Services, Inc.	Delaware
Global REIT PD S.a.r.l.	Luxembourg
GREIT France 1	Paris
SCI GREIT Paris 1	Paris
GREIT ICR Services Inc.	Delaware
ICR Services S.a.r.l.	Luxembourg
PD ICR	Nanterre
Hines Global REIT 4875 Town Center LLC	Delaware
Hines Global REIT 2615 Med Center Parkway LLC	Delaware
Hines Global REIT 2300 Main Street LP	Delaware
Hines Global REIT 2300 Main Street GP LLC	Delaware
Hines Global REIT 55M Street LLC	Delaware
Hines Global REIT San Anotonio Retail I GP LLC	Delaware
Hines Global REIT San Anotonio Retail I LP	Delaware
Hines Global REIT Cabot Square Holdings LLC	Delaware
Global REIT Cabot Square HoldCo S.a.r.l.	Luxembourg
Cabot Square Retail S.a.r.l.	Luxembourg
25 Cabot Square S.a.r.l.	Luxembourg
Hines Global REIT Bourke Trust	Australia
Hines Global REIT Summit Services Inc.	Delaware

Albelia Holdinsgs Limited	Cyprus
NC Office sp. z o.o	Poland
NCDP sp. z o.o	Poland
HGR Bellevue REIT Holdings, LLC	Delaware